                                                                    EXHIBIT 10.2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN JURISDICTION AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                                     WARRANT
                            TO PURCHASE COMMON STOCK
                                       OF
                                 ACUSPHERE, INC.

                          (void after August __, 2008)

No. W-____

THIS CERTIFIES THAT, for value received, ___________________ (the "HOLDER"), from and after the Commencement Date (as defined below), and subject to the terms and conditions herein set forth, is entitled to purchase from Acusphere, Inc., a Delaware corporation (the "COMPANY"), at any time before 5:00 p.m. New York City time on August __, 2008 (the "TERMINATION DATE"), in whole or in part, __________ shares (the "WARRANT SHARES") of the Company's common stock, $.01 par value per share (the "COMMON STOCK"), at a price per share equal to the Warrant Price (as defined below) upon exercise of this Warrant pursuant to Section 5 hereof. The number of Warrant Shares is subject to adjustment under Section 2.

         1. Definitions. As used in this Warrant, the following terms have the definitions ascribed to them below:

         (a)      "COMMENCEMENT DATE" means February __, 2005.

         (b)      "ISSUANCE DATE" means August __, 2004.

         (c) "OFFERING WARRANTS" shall have the meaning ascribed to the term in Section 11.

         (d) "PERSON" means any individual, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

         (e) "PURCHASE AGREEMENT" means that certain Stock and Warrant Purchase Agreement dated as of July 29, 2004 among the Company, the initial Holder of this Warrant and certain other parties.

         (f) "WARRANT PRICE" means $8.50 per share subject to adjustment under Section 2.

         2. Adjustments and Notices. The Warrant Price and/or the Warrant Shares shall be subject to adjustment from time to time in accordance with this
Section 2. The Warrant Price and/or the Warrant Shares shall be adjusted to reflect all of the following events that occur on or after the Issuance Date.

         (a) Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of the Common Stock or shall issue a stock dividend with respect to the

Common Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and the number of Warrant Shares for which this Warrant may be exercised immediately prior to such subdivision or the issuance of such dividend shall be proportionately increased. In case the Company shall at any time combine the outstanding shares of the Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, and the number of Warrant Shares for which this Warrant may be exercised immediately prior to such combination shall be proportionately decreased. In each of the foregoing cases, the adjustment shall be effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

         (b) Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassification, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of the Common Stock, the Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 2(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

         (c) Reorganization, Merger etc. In case of any merger or consolidation of the Company into or with another corporation where the Company is not the surviving corporation, or sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised portion of this Warrant, and in lieu of the Warrant Shares theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property that would have been receivable upon such reorganization, merger or sale by the Holder with respect to the Warrant Shares if this Warrant had been exercised immediately before the consummation of such transaction. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2. The provisions of this subparagraph
(c) shall similarly apply to successive transactions of the type described in this subparagraph (c).

         (d) Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price, the Company, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

         (e) No Impairment. The Company shall not, by amendment of its charter, by-laws or other organizational documents, or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 2 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 2 against impairment.

         (f) Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

         3. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle the Holder to any of the rights of a shareholder of the Company.

         4. Reservation of Stock. The Company will reserve from its authorized and unissued stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares issuable upon the exercise of this Warrant.

         5.       Exercise of Warrant.

         (a) This Warrant may be exercised in whole or in part by the Holder, at any time from and after the Commencement Date and prior to the termination of this Warrant, by the surrender of this Warrant at the principal office of the Company, together with the Notice of Exercise and, in the event the Warrant or the Warrant Shares shall not be registered under the Act, the Investment Representation Letter, each in the form attached hereto as Attachments 1 and 2, respectively, duly completed and executed, specifying that portion of the Warrant that is to be exercised and accompanied by payment in full of the Warrant Price in wire transfer or by certified check with respect to the Warrant Shares being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Warrant Shares issuable upon such exercise.

         (b) Commencing one year after the date of original issuance of this Warrant, at any such time that the Registration Statement (as defined in the Purchase Agreement) filed with respect to the Warrant Shares pursuant to
Section 7 of the Purchase Agreement is not effective and available for resale of such Warrant Shares (but specifically excluding any time during which any Suspensions (as defined in the Purchase Agreement) are in effect), in lieu of exercising this Warrant for cash, the Holder may elect during such time to receive shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election (a "NET EXERCISE"). In such case, the Company shall issue to such Holder a number of Warrant Shares computed using the following formula:

                                    Y (A - B)
                                    ---------
                             X =        A

         Where

                  X = The number of Warrant Shares to be issued to the Holder.

                  Y = The number of Warrant Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

                  A = The fair market value of one (1) Warrant Share (at the date of such calculation).

                  B = The Exercise Price (as adjusted to the date of such calculation).

For purposes of this Section 5(b), the fair market value of a Warrant Share shall mean the average of the closing prices of the Warrant Shares quoted in the over-the-counter market in which the Warrant Shares are traded or the closing price quoted on any exchange or electronic securities market on which the Warrant Shares are listed, whichever is applicable, for the thirty (30) trading days prior to the date of determination of fair market value (or such shorter period of time during which such Warrant Shares were traded over-the-counter or on such exchange). If the Warrant Shares are not traded on the over-the-counter market, an exchange or an electronic securities market, the fair market value shall be the price per Warrant Share that the Company could obtain from a willing buyer for Warrant Shares sold by the Company from authorized but unissued Warrant Shares, as such prices shall be determined in good faith by the Company's Board of Directors.

         6. Restrictions on Exercise Amount. Unless a Holder delivers to the Company irrevocable written notice prior to the date of issuance hereof or sixty-one days prior to the effective date of such notice that this Section 6 shall not apply to such Holder, the Holder may not acquire a number of shares of Warrant Stock to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by such holder and its affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act (including shares held by any "group" of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) exceeds 4.99% of the total number of shares of Common Stock of the Company then issued and outstanding. For purposes hereof, "group" has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Commission, and the percentage held by the holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. The Company shall have no obligation to verify compliance with this Section 6, other than to issue shares of Warrant Shares in accordance with the exercise notice of each Holder. It shall be the responsibility of each Holder to determine such Holder's compliance with this Section 6, and each delivery of a notice of exercise by a Holder will constitute a representation by such Holder that it has evaluated the limitation set forth in this paragraph and determined, based on the most recent public filings by the Company with the Commission, that the issuance of the full number of shares of Warrant Stock requested in such notice of exercise is permitted under this paragraph.

         7. Call Provision. At any time after the first anniversary of the Commencement Date, the Company may call all or any portion of the original outstanding amount of this Warrant (less the amount of shares of Common Stock for which this Warrant has previously been exercised and less any shares of Common Stock previously subject to a Call Notice pursuant to this Section 7) (the "CALL AMOUNT") at a redemption price equal to $0.01 per share of Common Stock subject to call in the event that (i) the daily volume weighted average price (as reported by Bloomberg LP) as traded on the Nasdaq (or such other exchange or stock market on which the Common Stock may then be listed or quoted) equals or exceeds a price per share which equals 200% of the Warrant Price (the "TARGET PRICE") (as appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Common Stock occurring after the date hereof) for 20 of the 30 consecutive trading days immediately preceding the date the Company provides written notice (in the manner set forth in Section 13 hereof) of its intention to exercise its rights under this Section 7 (a "CALL NOTICE"), and (ii) during each of such 30 consecutive trading days, the Warrant Shares are either registered for resale pursuant to an effective registration statement not subject to any Suspension (as defined in the Purchase Agreement) naming the Holder as a selling stockholder thereunder (and the prospectus thereunder is available for use by the Holder as to all then available Warrant Shares) or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance reasonably acceptable to the Holder and the transfer agent for the Common Stock (the foregoing, the "CONDITIONS TO UNRESTRICTED TRADING"). The Call Notice shall specify a date, which shall not be less than ten (10) trading days (during each of which trading days, the Conditions to Unrestricted Trading Warrant Shares shall be required to have been satisfied and the Company shall not be aware on or prior to the Call Date of any reason why such Conditions to Unrestricted Trading shall not be satisfied during the 30 days after the Call Date) from the date of such Call Notice on which date such call shall occur (the "CALL DATE"). If this Warrant has not been exercised in full prior to the Call Date, this Warrant shall terminate automatically without any further action on the part of the Holder or the Company.

         8.       Representations and Covenants of the Holder.

         This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder:

                  (a) Investment Purpose. This Warrant and the Warrant Shares are being and will be acquired for investment and not with a view to or in connection with any distribution thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except in accordance with the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT") or pursuant to an exemption from such registration requirements.

                  (b) Private Issue. The Holder understands (i) that the Warrant Shares are not registered under the Securities Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 8.

                  (c) Disposition of Holder's Rights. In no event will the Holder make a disposition of any of the shares of Common Stock issuable upon exercise of this Warrant except (i) pursuant to a registration under the Securities Act, or (ii) in compliance with Rule 144 under, or in compliance with another exemption from the registration requirements of, the Securities Act. In connection with any disposition of any shares in compliance with Rule 144 or any other exemption from the registration requirements of the Securities Act, the Holder shall furnish the Company with representation letters and an opinion of counsel, each reasonably satisfactory in form and substance to the Company and its counsel, to the effect that such exemption from the registration requirements of the Securities Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of the Warrant Shares do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Common Stock when (1) such securities shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration or (2) such securities shall have been sold without registration in compliance with Rule 144 under, or another exemption from the registration requirements of, the Securities Act. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the holder of a share of Common Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company one or more new certificates for such shares of Common Stock not bearing any restrictive legend.

                  (d) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

                  (e) Risk of No Registration. The Holder understands that if the Company does not register with the Securities and Exchange Commission (the "COMMISSION") pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or file reports pursuant to Section 15(d) of the Exchange Act, or if a registration statement covering the Common Stock issuable upon the exercise of this Warrant under the Securities Act is not in effect when it desires to sell the Common Stock issuable upon exercise of this Warrant, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of the shares of Common Stock issuable upon exercise of this Warrant which might be made by it in reliance upon Rule 144 under the Securities Act may be made only in accordance with the terms and conditions of that Rule.

                  (f) Accredited Investor. The Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act.

         9. Transfer. This Warrant and the Warrant Shares issuable upon exercise of this Warrant shall be freely transferable, subject to compliance with this Section 9 and all applicable laws, including, but not limited to the Act. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Shares, this Warrant or the Warrant Shares, as applicable, shall not be registered under the Act, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Shares as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Act (provided that, in the event that the Warrant or Warrant Shares are to be transferred to an affiliate of the Holder, no such written opinion of such Holder's counsel shall be required; provided further that, the Holder and/or the proposed transferee shall provide any documentation and/or back-up certificates reasonably requested by counsel to the Company in order that counsel to the Company may render such opinion, including any opinion as may be required by the Company's transfer agent), (ii) that the Holder or transferee execute and deliver to the Company an investment representation letter in form and substance acceptable to the Company and substantially in the form attached as Attachment 2 hereto, (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Act, and
(iv) the transferee shall agree in writing to be bound by all of the terms and obligations under, and to receive all of the benefits under, the Purchase Agreement as a holder of Warrant Shares thereunder.

         10. Legends. Upon issuance, the certificate or certificates evidencing any Warrant Shares shall bear legends as set forth in the Purchase Agreement.

         11. Purchase Agreement. This Warrant is one of a number of warrants (the "OFFERING WARRANTS") issued pursuant to the Purchase Agreement, and the Warrant Shares shall be entitled to the rights conferred thereon under the Purchase Agreement, including without limitation the registration rights provided in Section 7 thereof. For the avoidance of doubt, in the event that all or any portion of this Warrant or the Warrant Shares are transferred pursuant to
Section 9 hereof, the transferee shall be entitled to the rights conferred thereon under the Purchase Agreement, including without limitation the registration rights provided in Section 7 thereof.

         12. Termination. This Warrant shall terminate at 5:00 p.m. New York City time on the Termination Date.

         13. Miscellaneous. This Warrant shall be governed by the laws of the State of Delaware, as such laws are applied to contracts to be entered into and performed entirely in Delaware by Delaware residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and (a) holders of Offering Warrants exercisable for a majority of the Warrant Shares issuable upon exercise of the then outstanding Offering Warrants, provided that such change or waiver does not adversely affect the Holder without adversely affecting all holders of Offering Warrants in a similar manner or (b) the Holder. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail. Upon receipt of evidence satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

ISSUED: August __, 2004

ACUSPHERE, INC.

By:_________________________________

Name:_______________________________

Title:______________________________

ACKNOWLEDGED AND AGREED:

By:_________________________________

Name:_______________________________

Title:______________________________

                                                                    Attachment 1

                               NOTICE OF EXERCISE

TO:      ACUSPHERE, INC.

         1. The undersigned hereby elects to purchase all Warrant Shares of Acusphere, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

         2. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                    _________________________________________
                 (Name in which certificate(s) are to be issued)

                       __________________________________
                                    (Address)

                                        ____________________________________
                                        (Name of Warrant Holder)

                                        By:_________________________________

                                        Printed Name:_______________________

                                        Title:______________________________

                                        Date signed:________________________

                                                                    Attachment 2

                    FORM OF INVESTMENT REPRESENTATION LETTER

         In connection with the acquisition of [warrants (the "WARRANTS") to purchase _____ shares of common stock of Acusphere, Inc. (the "COMPANY"), par value $0.001 per share (the "COMMON STOCK")][_____ shares of common stock of Acusphere, Inc. (the "COMPANY"), par value $0.01 per share (the "COMMON STOCK") upon the exercise of warrants by ________], by ________ (the "HOLDER") from ________, the Holder hereby represents and warrants to the Company as follows:

         The Holder (i) is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "ACT"); (ii) has the ability to bear the economic risks of such Holder's prospective investment, including a complete loss of Holder's investment in the Warrants and the shares of Common Stock issuable upon the exercise thereof (collectively, the "SECURITIES"); and (iii) is acquiring the securities such Holder's own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distributing or reselling the same, provided, however, that by making the representation herein, the Holder does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act.

         The Holder acknowledges that (i) the Securities have not been registered under the Act, (ii) the Securities are "restricted securities" and the certificate(s) representing the Securities shall bear the following legend, or a similar legend to the same effect, until (i) in the case of the shares of Common Stock underlying the Warrants, such shares shall have been registered for resale by the Holder under the Act and effectively been disposed of in accordance with a registration statement that has been declared effective; (ii) such Securities have been sold pursuant to and in accordance with Rule 144 under the Act; or (iii) such Securities may be sold pursuant to and in accordance with Rule 144(k) under the Act:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED."

Dated:________________________

_____________________________________
(Typed or Printed Name)

By:____________________________________
         (Signature)